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                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 333-77243, Form S-8 No. 333-03599, and Form S-8 No. 333-104367)
pertaining to the Eaton Savings Plan of Eaton Corporation of our report dated June 13, 2003, with respect to the financial statements and schedule of the Eaton Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2002.

                                                /s/ Ernst & Young LLP


Cleveland, Ohio
June 27, 2003